SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 April 19, 2000
                Date of Report (Date of earliest event reported)
                         D-LANZ DEVELOPMENT GROUP, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                    0-5367                  11-1717709
(State or other jur-                 (Commission          (IRS Employer
isdiction of incor-                   File Number)       Identification No.)
         poration)

                  400 GROVE STREET, GLEN ROCK, NJ             07452
         (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code: (201) 457-1221


(Former name or former address, if changed since last report.) No change.

Item 1. Change in Control of Registrant

(a) The Registrant has had a change in control. On April 19, 2000, the Registrant acquired the assets of Eweb21, Inc., a Korean corporation, in exchange for 14,880,000 shares of the Registrant's common stock, whereby control of the Company has changed to the controlling shareholders of Eweb21, Inc.

(b) There are no arrangements by which a change in control will occur in the future.

Item 2. Acquisition of Assets

         On April 19, 2000, the Registrant acquired the assets of Eweb21, Inc., a Korean corporation, in exchange for 14,880,000 shares of the Registrant's common stock, whereby control of the Company has changed to the controlling shareholders of Eweb21, Inc. Eweb21, Inc.'s business provides services on the internet under the names Eweb Mail, Eweb Commerce, Eweb Wizard and Eweb Find to and for over 60,000 on line distributors through offices in London, U.K., Seoul, Korea, Tokyo, Japan and Sydney, Australia.

                 The Agreement of Business Combination By Stock Exchange is attached hereto as Exhibit 1.

         For the next 12 months, the Company plans to devote the majority of its efforts to (i) obtaining financing to expand Eweb21 Inc.'s distributor base, and
(ii) pursue the acquisition of necessary personnel and assets needed to continue that expansion.

Item 3.  Bankruptcy or Receivership

         Not applicable.

Item 4. Changes in Registrant's Certifying Public Accountant.

         Not applicable.

Item 5.  Other events.

         None reported.

Item 6.  Resignations of Registrant's Officers and Directors.

         On April 19, 2000, as a condition of, and as result of, the above mentioned acquisition, Roger L. Fidler and Jay Hait resigned their respective positions as officers and directors of the corporation after appointing their replacements. The copies of the letters of resignation of Mr. Fidler and Mr. Hait are attached heretoi as Exhibit 2a and 2b.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         The Balance Sheet for the acquired corporation, Eweb21, Inc., is attached hereto as Exhibit 3.

Item 8.  Change in Fiscal Year:  Not applicable


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Date:  May 19, 2000

                                D-LANZ DEVELOPMENT GROUP, INC.


                                BY:__s/Paul Lambert___________________
                                         Paul Lambert
                                         President

                                    EXHIBIT 1


                        AGREEMENT OF BUSINESS COMBINATION
                                BY STOCK EXCHANGE

         AGREEMENT dated this 19th day of April, 2000, by and between EWEB21, INC., a Korean corporation having its principal place of business at 21F Techno-Mart, 546-4 Kui-dong, Kwangin-gu, Seoul, Korea 143-721 ("Seller" or the "Company"), and D-LANZ DEVELOPMENT GROUP, INC., a Delaware corporation having its principal address at 163 South Street, Hackensack, New Jersey 07601 ("DLNZ").

                               W I T N E S S E T H

     WHEREAS, Seller is desirous of exchanging all of its capital stock for stock in DLNZ; and

     WHEREAS, DLNZ is desirous of acquiring all of the issued and outstanding capital stock of the Seller;

     IT IS NOW THEREFORE AGREED that in consideration of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

         1.        Exchange of Stock.

         1.1 Subject to the terms and conditions of this Agreement and the performance by the parties hereto of their respective obligations hereunder, Seller shall cause the Company to exchange, transfer, convey, assign and deliver to DLNZ, and DLNZ shall receive, acquire and accept on the Closing Date (as such term is hereinafter defined) all of the issued and outstanding capital stock of Seller upon the terms and conditions set forth herein after.

         1.2 The transfer of the Stock as herein provided shall be effected by delivery of stock certificates representing all of the issued and outstanding securities of the Seller, along with stock powers executed by all shareholders of the Seller. Company covenants that (i) it will, at any time and from time to time after the Closing Date, execute and deliver such other instruments of transfer and conveyance and do all such further acts and things as may be reasonably requested by DLNZ to transfer and deliver to DLNZ or to aid and assist DLNZ in collecting and reducing to possession, any and all of the Assets;
(ii) DLNZ, after the Closing Date, shall have the right and authority to collect, for the account of DLNZ, all checks, notes and other evidences of indebtedness or obligations to make payment of money and other items which shall be transferred to DLNZ as provided herein and to endorse with the name of Company any such checks, notes or other instruments received after the Closing Date; and (iii) Company will transfer and deliver to DLNZ any cash or other property that Company may receive after the Closing Date in respect of or arising out of the business conducted by Company. After the Closing Date, at reasonable times and upon reasonable notice, Company shall have access to the books and records conveyed to DLNZ hereunder, and DLNZ shall have access to any minute books, stock books and similar corporate records retained by Company.

         1.3 Company covenants that between the date hereof and the Closing Date and, if reasonably requested by DLNZ, after the Closing Date, Seller shall use its best efforts to obtain the consent of any parties to any contracts, licenses, leases, commitments, sales orders, purchase orders or other agreements being assigned by Company to DLNZ hereunder as shall be reasonable requested by DLNZ. If any such required consent is not obtained, this agreement shall not constitute an agreement to assign the instrument relating thereto, however Seller shall cooperate with DLNZ in any reasonable arrangement to provide for DLNZ the benefits under any such contract, license, lease, commitment, sales order, purchase order or other agreement, including enforcement, at the cost and for the benefit of DLNZ, of any and all rights of Company against the other party thereto arising out of the breach or cancellation by such party.

         2. Assumption of Liabilities. DLNZ assumes all liabilities of Company set forth on the attached financial statement of the Seller attached hereto as Exhibit A which the Seller represents and warrants to have not appreciably changed from the date of issuance of said financial statement until the date of Closing. If any material increase in total liabilities has occurred the Seller will disclose the same in writing to DLNZ at or prior to closing.

         3. Closing. The Closing hereunder (the "Closing") shall take place at the offices of Roger L. Fidler, Esq., 163 South Street, Hackensack, NJ 07601 or at such other place as may be agreed by DLNZ and Company on the Closing Date chosen by the parties hereto not to be later than April 14, 2000 (the "Closing Date").

         4.       Exchange Terms; Allocation.

         4.1 In consideration of the exchange and transfer of the Assets herein contemplated, on the Closing Date, DLNZ shall deliver to Seller's shareholders, as set forth on Exhibit B, certificates for 14,880,000 shares of DLNZ's sole class of common stock on the date of closing. Seller also acknowledges receipt of $400,000 which Buyer acknowledges Seller has paid directly to Roger Fidler, President of the Company in satisfaction of debt owed to Mr. Fidler by D-Lanz.

         4.2 Upon the conclusion of this transaction, DLNZ represents that the total number of issued and outstanding shares of DLNZ shall be no greater than 15,000,000 and that no other shares of any class or kind of DLNZ shall have been issued.

         5. Representations and Warranties of Seller. Seller hereby represents and warrants as follows:

         5.1 Company is a corporation duly organized, validly existing and in good standing under the laws of Korea and has full power and authority to own its properties and carry on its business as and in the places where such properties are now owned or such business is now being conducted. On or before closing, Seller shall establish to the satisfaction of DLNZ that it has title to the Assets set forth on its financial statements. Complete and correct copies of the Certificate of Incorporation of Company and all amendments thereto, certified in each case by the appropriate agency of Korea, and of the By-Laws of Company, and all amendments thereto, certified by the Secretary of Company, have been or will be delivered to DLNZ on or prior to the Closing Date by Company. Company is duly qualified to do business and is in good standing in all jurisdictions in which such qualification is necessary because of the character of the properties owned by it or the nature of its activities. Company has taken no action and has not failed to take any action, which action or failure would preclude or prevent DLNZ from conducting the business of Company in the manner heretofore conducted.

         5.2 Company has obtained written approval of all of its stockholders and is thus empowered to enter into this transaction.

         5.3 Seller has full power and authority, corporate and otherwise, to enter into this agreement on behalf of the Company and to cause the Company to assume and perform its, his or her obligations hereunder. The execution and delivery of this agreement and the performance by Company of its obligations hereunder have been duly authorized by the Board of Directors of Company and no further action or approval, corporate or otherwise, is required in order to constitute this agreement as a binding and enforceable obligation of Company. The execution and delivery of this agreement and the performance by Company of its obligations hereunder do not and will not violate any provision of the Certificate of Incorporation or By-Laws of Company and do not and will not conflict with or result in any breach of any condition or provision of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the Assets by reason of the terms of any contract, mortgage, lien, lease, agreement indenture, instrument, judgment or decree to which Company is a party or which is or purports to be binding upon Company or which affects or purports to affect any of the Assets.

         5.4 No action, approval, consent or authorization, including but not limited to any action, approval, consent or authorization by any governmental or quasi-governmental agency, commission, board, bureau or instrumentality is necessary as to Company in order to constitute this agreement as a binding and enforceable obligation of Company in accordance with its terms.

         6. Representations and Warranties of DLNZ. DLNZ hereby represents and warrants that on the closing date all of the following will be true:

         6.1 DLNZ is a corporation duly organized, validly existing and in good standing under the laws of Delaware. DLNZ is not presently conducting any business in any location. Complete and correct copies of the Certificate of incorporation of DLNZ and all amendments thereto, certified in each case by the Secretary of State of the State of New York, and of the By-Laws of DLNZ, and all amendments thereto, certified by the Secretary of DLNZ, have been or will be delivered to Company on or prior to the Closing Date by DLNZ. DLNZ will present at closing a Certificate of good standing or its equivalent. DLNZ has taken no action and has not failed to take any action, which action or failure would preclude or prevent Company from conducting the business of Company in the manner heretofore conducted.

         6.2 DLNZ has no authorized or outstanding securities other than its common stock, $.001 par value per share (the "Common Stock"), which consists of 15,000,000 authorized shares of which not more than 12,000,000 shares are currently outstanding. Immediately prior to the transaction contemplated herein, not more than 120,000 such will be issued and outstanding. All outstanding Common stock is duly authorized, validly issued, fully-paid and non-assessable (except for such statutory and constitutional obligations as may be imposed notwithstanding full payment for and valid issuance of such shares), and there are no presently issued or outstanding securities of DLNZ convertible into common stock nor are there any outstanding options, warrants, agreements, rights or commitments of any kind relating to the authorized but unissued Common Stock. All transfer taxes, if any, with respect to transfers of securities of DLNZ made prior to the date hereof have been paid. All of the common stock is owned, both beneficially and of record, free of any security interests, liens, pledges, claims, charges, escrows encumbrances, options, rights of first refusal, mortgages, indentures, security agreements or other contracts (whether or not relating in any way to credit or the borrowing of money) and the designated owner thereof has the unrestricted right to vote such Common Stock.

         6.3 DLNZ's Board of Director's will recommend to all shareholders, as soon as practicable after receipt of Company's certified financial statements, approval of the transaction contemplated herein and obtain written consent to take such acts and actions as may be deemed necessary or advisable by counsel to Company to fully empower DLNZ and its Board of Directors to enter into and consummate this transaction.

         6.4 DLNZ has full power and authority, corporate and otherwise, to enter into this agreement and to assume and perform its, his or her obligations hereunder. The execution and delivery of this agreement and the performance by DLNZ of its obligations hereunder have been duly authorized by the Board of Directors of DLNZ and no further action or approval is required in order to constitute this agreement as a binding and enforceable obligation of DLNZ. Written consent to this transaction from the majority shareholders of DLNZ will be provided at Closing. Further, DLNZ will provide an opinion of counsel at closing opining to the legality of the issuance of the shares, and the corporate status of DLNZ. The execution and delivery of this agreement and the performance by DLNZ of its obligations hereunder do not and will not violate any provision of the Certificate of Incorporation or By-Laws of DLNZ and do not and will not conflict with or result in any breach of any condition or provision of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of its assets by reason of the terms of any contract, mortgage, lien, lease, agreement, instrument, judgment or decree to which DLNZ is a party or which is or purports to be binding upon Company or which affects or purports to affect any of its assets.

         6.5 No action, approval, consent or authorization, including but not limited to any action, approval, consent or authorization by any governmental or quasi-governmental agency, commission, board, bureau or instrumentality is necessary as to DLNZ in order to constitute this agreement as a binding and enforceable obligation of DLNZ in accordance with its terms.

         6.6 Since the date of the last financial statement attached hereto as Exhibit A2, there have been no adverse changes in the financial condition, assets, liabilities, properties or business of DLNZ and DLNZ has not:

         6.7.1 authorized, issued, sold or converted any securities, or entered into any agreement with respect thereto;

         6.7.2 declared, set aside or made any dividend or other distribution or purchased, redeemed or reclassified any of their capital stock or effected any stock split, stock dividend, exchange or recapitalization or entered into any agreement in respect of the foregoing, except that DLNZ has spun off all of its assets to Global Agri-Med Industries, Inc. (the "Spin-off") which has also assumed all liabilities except those which will be extinguished at closing, namely debt owed to DLNZ President Roger Fidler;

         6.7.3 incurred any damage, destruction or similar loss, whether or not covered by insurance, materially affecting their businesses or properties;

         6.7.4 sold, assigned or transferred. any of their tangible assets or any patent, trademark, tradename, copyright, license, franchise, design or other intangible assets or properties, except pursuant to the Spin-off;

         6.7.5 mortgaged, pledged, granted or suffered to exist any lien or other encumbrance or charge on any of their assets or properties, tangible or intangible;

         6.7.6 waived any rights of material value or canceled, discharged, satisfied or paid any material debts or claims;

         6.7.7 incurred any obligation or liability (absolute or contingent, liquidated or unliquidated, choate or inchoate);

         6.7.8 leased or effected any transfer of any of their assets or properties, except pursuant to the Spin-off;

         6.7.9 entered into, made any amendment of or terminated any lease, material contract or license, except pursuant to the Spin-off;

         6.7.10 amended their Certificate of Incorporation or By-Laws;

         6.7.11 effected any change in their accounting practices, procedures or methods;

         6.7.12 became obligated to make any payment to any shareholder of DLNZ in any capacity, or entered into any transaction of any nature with any shareholder of DLNZ in any capacity;

         6.7.13 increased the compensation payable to any of their directors, officers or employees or became obligated to increase any such compensation;



         6.7.14 entered into any transaction other than in the ordinary course of business, or changed in any way any of their business policies or practices.

         6.8 DLNZ is not a party to or has any contract or commitment of any kind or nature whatsoever, written or oral, formal or informal, including, without limitation, any lease, license, franchise, employment, maintenance, consultant or commission agreement, pension, profit-sharing, bonus, stock purchase, stock option, retirement, severance, hospitalization, accident, insurance or other plan or arrangement involving employee benefits, contract with any labor union or contract for services, materials, supplies, merchandise, inventory or equipment, for the sale or purchase of any of its services, products or assets, for the borrowing of money or for a line or letter of credit, with any current or former director, officer or employee of DLNZ which will be in effect on the Closing Date, with any government or agency thereof, pursuant to which its right to compete with any entity or person in the conduct of its business is restrained or restricted for any reason or in any way, guaranteeing the performance, liabilities or obligations of any Entity or person, for capital improvements or expenditures or with any contractor or subcontractor for in excess of $100.00, for charitable contributions aggregating in excess of $100.00, or involving in excess of $100.00 in cash over its term (including any periods covered by any options to renew by any party).

         6.9. DLNZ has no liabilities except as shown on its financial statements, no contracts or other obligations whatsoever including any contingent liabilities, except as changed pursuant to the Spin-off which, as at the conclusion of the Closing will result in DLNZ being, more or less, a zero asset, zero liability corporation.

         7. Financial Statements.

         Company shall deliver to DLNZ, as soon after the Closing Date as practicable, but in no event more than 30 days after the Closing Date, certified financial statements substantially confirming the representations made to date regarding Company's financial condition, obligations and commitments. These financial statements will be in a form acceptable to the United States Securities and Exchange Commission for consolidation with DLNZ's financial statements and will be in compliance with generally accepted accounting principles and Regulation SX promulgated under the Securities Act of 1933, as amended, and as it applies to corporations which have registered securities upon Form 10 or Form 10SB under the 1934 Securities exchange Act. After closing, the new management represents that it will timely file all forms required by the United States Securities and Exchange Commission and shall promptly file for listing on NASDAQ as soon as NASDAQ listing requirements are met.

         8.       Miscellaneous.

         a) This Agreement shall constitute the entire agreement of the parties hereto and may not be amended, except by written consent of the parties hereto in writing executed by them.


         b) This Agreement shall be construed according to the laws of the State of New Jersey, except for the corporate law governing DLNZ as a Delaware corporation, and shall be enforceable in the Chancery Division of the Superior Court of New Jersey for Bergen County.

         c) This Agreement shall inure to the benefit of the parties and their successors in interest, if any, but shall not otherwise be assignable.

         d) Where in this Agreement one gender or the other is used, of the singular or the plural is used, and if to effect the intent of the parties hereto the use of the other gender or number is needed then it is understood that such gender or both or such number or both is implied.

         e) This Agreement may be executed in counterparts and receipt of facsimile transmission of signatures shall be sufficient to effect acceptance of this Agreement, although the parties hereto agree to submit within a reasonable time duplicate original signed copies of this Agreement to each other.

         9.  Indemnification.

     Each party to this Agreement shall indemnify and hold harmless each other party at all times after the date of closing against and in respect of any liability, damage or deficiency, all actions, suits, proceedings, demands, assessments, judgments, costs and expenses, including attorney's fees incident to any of the foregoing, resulting from any misrepresentation, breach of covenant or warranty for non-fulfillment of any agreement on the part of such party under this Agreement, or from any misrepresentation in or omission from any certificate furnished or to be furnished to a party hereunder. Subject to the terms of this Agreement, the defaulting party shall reimburse the other party or parties on demand for any reasonable payments made by said parties at any time after the date of closing, in respect to any liability or claim to which the foregoing indemnity relates, if such payment is made after reasonable notice to the other party to defend or satisfy the same, and such party failed to defend or satisfy the same.

         10. Expenses. Seller shall pay all of its expenses of the transaction. DLNZ shall pay for the Spin-off and the contemplated reverse split.

IN WITNESS WHEREOF THE PARTIES HERETO, HAVING BEEN DULY AUTHORIZED BY THEIR RESPECTIVE BOARDS OF DIRECTORS, HAVE SET THEIR HANDS AND SEALS ON THE DATE FIRST ABOVE WRITTEN.

D-LANZ DEVELOPMENT GROUP, INC.        EWEB21, INC.



BY:__s/Roger L. Fidler_________        BY:__s/Paul Lambert_________
         Roger L. Fidler                     Paul Lambert
         PRESIDENT                           PRESIDENT

                                    EXHIBIT 1


SHAREHOLDERS OF EWEB21, INC.

Shareholder-Name         Shares Owned               Shares to be
Address                   in EWEB21                 exchanged in
                                                    DLNZ


 Shareholders                                      Number of shares

Podilla Holdings Limited                             3,541,134
Rudlm Oversea Limited                                3,541,133
Ryptic Limited                                       3,541,133
Lambert Paul Robert                                    749,900
Oh Sea Hyoung                                          749,900
Spear Antony Wayne                                     749,900
Son Chang Yeon                                         450,000
Caribbean Golf Classics                                286,900
Ilshin Investment Co Ltd.                              172,500
Cho Hyo Sung                                           150,000
Priecella john                                         141,000
Priscella Jama L.                                      141,000
Miller Virgil                                          141,000
Samil Accounting Corp.                                 123,000
Lee Chang Yeoi                                          72,000
Oli Sea Kang                                            69,000
Lee Hen Yong                                            64,500
Kim Ki Sung                                             43,500
Rathcone Jersey Ltd. Pt. 728                            30,000
Back Chang Hyun                                         16,500
Hen SanS1 Mi                                            15,000
Kirn II Seup                                            15,000
Choi Seung Keun                                         12,000
Priscella Sam                                           10,000
Priscella Emma                                          10,000
Priscella John I. Jr.                                   l0,000
Priscella Jenifer                                       10,000
Kang  IIse Won                                           9,000
Lee Koo Taek                                             7,500
Kirn Hae Won                                             7,500


Total                                               14,880,000

                                  EXHIBIT 2(A)

April 19, 2000


Board of Directors
         of D-Lanz Development Group, Inc.
400 Grove Street
Glen Rock, NJ 07452

         RE: Resignation

Gentlemen:

         Please be advised that effective at 5pm, EST, as of this date, I am resigning as President and as a director of D-Lanz Development Group, Inc.

         If I can be of any assistance in the transition to new management please feel free to contact me at your convenience.

Yours truly,

S/Roger Fidler
Roger L. Fidler

                                  EXHIBIT 2(B)



April 19, 2000


Board of Directors
D-Lanz Development Group, Inc.
400 Grove Street
Glen Rock, NJ 07452

         RE: Resignation

Gentlemen:

         Please be advised that effective at 5pm, EST, as of this date, I am resigning as Secretary of D-Lanz Development Group, Inc.

         If I can be of any assistance in the transition to new management please feel free to contact me at your convenience.

Yours truly,

S/Jay Hait
Jay Hait

                   EXHIBIT 2C


April 19, 2000


Board of Directors
D-Lanz Development Group, Inc.
400 Grove Street
Glen Rock, NJ 07452

         RE: Resignation

Gentlemen:

         Please be advised that effective at 5pm, EST, as of this date, I am resigning as Secretary of D-Lanz Development Group, Inc.

         If I can be of any assistance in the transition to new management please feel free to contact me at your convenience.

Yours truly,

S/Gerhard Krahn
Gerhard Krahn




                                    EXHIBIT 3



                               eWeb21 CORPORATION

                                  Balance Sheet

                                 April 30, 2000



                                                                          Won(thousands)      U.S. dollars(note1?)
                                                                                                   (Unaudited)
           Assets

Current assets:
   Cash and cash equivalents (notes 2 and 9)                             W         619,278      $           557,908
   Short-term financial instrument (notes 3 and 5)                               4,000,000                3,603,604
   Accounts receivable (note 9)                                                  1,012,727                  912,367
   Short-term loans (note 9)                                                     2,509,670                2,260,964
   Other current assets (note 4)                                                   487,480                  439,171

       Total current assets                                                      8,629,155                7,774,014

Investment (note 1?, 6):
   Affiliated company                                                              446,048                  401,845

       Total investment                                                            446,048                  401,845

Property and equipment (note 7):
   Vehicles                                                                        103,771                   93,487
   Tools, furniture and fixtures                                                   700,429                  631,017
                                                                                   804,200                  724,504

   Less accumulated depreciation                                                   111,472                  100,425

       Net property and equipment                                                  692,728                  624,079

Intangible fixed asset                                                              33,456                   30,141
Other assets (note 8)                                                            1,436,293                1,293,958

                                                                         W      11,237,680      $        10,124,037



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


                               eWeb21 CORPORATION

                            Balance Sheet, Continued



                                                                          Won(thousands)      U.S. dollars(note1?)
                                                                                                   (Unaudited)

Liabilities & Stockholders' equity

Current liabilities:
   Accounts payable (note 9)                                             W          78,879      $            71,062
   Short-term borrowings (notes 5 and 10)                                        5,140,000                4,630,631
   Other payable                                                                   118,485                  106,743
   Other current liabilities                                                       246,815                  222,357

       Total current liabilities                                                 5,584,179                5,030,793

Long-term liabilities                                                                    -                        -

       Total liabilities                                                         5,584,179                5,030,793

Stockholders' equity:
   Common stock of W 5,000 par value
   Authorized 568,677 shares at April 30, 2000 (note 11)                         2,843,385                2,561,608
   Capital surplus                                                               3,938,374                3,548,085
   Accumulated deficit                                                           1,128,258                1,016,449

       Total stockholders' equity                                                5,653,501                5,093,244

Commitment and contingencies (note 15)                                                   -                        -

                                                                         W      11,237,680      $        10,124,037


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